EXHIBIT 32



              CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002



The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K/A for the fiscal year end December 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                         By: /s/George W. Off
                                             -------------------------------
                                         Name:  George W. Off
                                         Title: Chairman of the Board,
                                                President and
                                                Chief Executive Officer



                                         By: /s/W. Craig Burns
                                             -------------------------------
                                         Name:  W. Craig Burns
                                         Title: Executive Vice President,
                                                Chief Financial Officer
                                                and Treasurer



Date: May 20, 2004